SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 16, 2003

United Park City Mines Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3753	87-0219807
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification #)
incorporation)

P.O. Box 1450, Park City, UT  84060

(Address of Principal Executive Office)

(801) 649-8011

(Registrant’s Telephone Number, Including Area Code)

Item 7.  Exhibits

(c)

99.1                           Press release of United Park City Mines Company dated May 16, 2003 announcing the first quarter earnings for the three months ended March 31, 2003.

Item 9.  Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operation and Financial Condition”)

In accordance with Securities and Exchange Commission (“SEC”) Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operation and Financial Condition” is, instead, furnished under “Item 9. Regulation FD Disclosure.”

On May 16, 2003, United Park City Mines Company, announced via press release its results for the first quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are provided under Item 12 of the Form 8-K and are furnished to, but not filed with, the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARK CITY MINES COMPANY

By:	/s/ Hank Rothwell
Hank Rothwell
President

Dated:  May 16, 2003

Index to Exhibits

99.1                           Press release of United Park City Mines Company dated May 16, 2003 announcing the first quarter earnings for the three months ended March 31, 2003.